Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 16, 2011, with respect to the Financial Statements of Legg Mason Batterymarch Global Equity Fund, a series of Legg Mason Partners Equity Trust, as of October 31, 2011, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 22, 2012

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 16, 2011, with respect to the Financial Statements of Legg Mason ClearBridge Large Cap Value Fund, a series of Legg Mason Partners Equity Trust, as of October 31, 2011, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 22, 2012

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 16, 2011, with respect to the Financial Statements of Legg Mason ClearBridge Mid Cap Growth Fund, a series of Legg Mason Partners Equity Trust, as of October 31, 2011, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 22, 2012

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 16, 2011, with respect to the Financial Statements of Legg Mason Esemplia Emerging Markets Equity Fund, a series of Legg Mason Partners Equity Trust, as of October 31, 2011, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 22, 2012

Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 16, 2011, with respect to the Financial Statements of Legg Mason Global Currents International All Cap Opportunity Fund, a series of Legg Mason Partners Equity Trust, as of October 31, 2011, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 22, 2012